                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report - December 20, 1996
                       (Date of earliest event reported)

                          GTE CALIFORNIA INCORPORATED
             (Exact name of registrant as specified in its charter)

     CALIFORNIA                 1-6417                    95-0510200
    (State or other     (Commission File Number)        (IRS Employer
    jurisdiction of                                  Identification No.)
     incorporation)

600 Hidden Ridge, HQE04B12 - Irving, Texas                 75038
(Address of principal executive offices)                 (Zip code)

Registrant's telephone number, including area code       972-718-5600


        (Former name or former address, if changed since last report)

                          GTE CALIFORNIA INCORPORATED

                                    FORM 8-K

                              ITEM OF INFORMATION


Item 5.    Other Event


On September 10, 1992, GTE California Incorporated, a California corporation (the Company) entered into an Agreement of Merger with Contel of California, Inc., a California corporation (Contel California). The agreement provides that Contel California would merge with and into the Company, with the Company
to be the surviving corporation in the merger (the Merger).   Contel California
is a wholly-owned subsidiary of GTE Corporation. Contel California provides communications services in the states of California, Nevada and Arizona.

On October 5, 1995, the Governor of the State of California signed a law which clarified the authority of the California Public Utilities Commission (CPUC) to allocate the merger benefits between ratepayers and shareholders with not less than 50% going to the ratepayers of the merged company. In accordance with the enacted legislation, on April 10, 1996, the CPUC issued its decision for the approval of the Merger. The Merger, which is currently anticipated to occur on December 31, 1996, will be accounted for in a manner consistent with a transfer of entities under common control which is similar to a "pooling of interests."

Included under Item 7 of this report are the unaudited pro forma condensed consolidating balance sheet as of September 30, 1996, and the unaudited pro forma condensed consolidating statements of income for the nine months ended September 30, 1996 and for the year ended December 31, 1995.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements

The Company hereby incorporates by reference herein Contel California's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996 and the Annual Report on Form 10-K for the year ended December 31, 1995 as filed with the Securities and Exchange Commission (File No. 0-1245).

(b) Unaudited pro forma combined condensed financial statements of the Company and Contel California.

                                                                                                      Page
Pro Forma Condensed Consolidating Balance Sheet as of September 30, 1996 . . . . . . . . . . . . . . .  4
Pro Forma Condensed Consolidating Statement of Income for the Nine Months Ended September 30, 1996 . .  5
Pro Forma Condensed Consolidating Statement of Income for the Year Ended December 31, 1995 . . . . . .  6
Notes to Unaudited Pro Forma Condensed Consolidating Financial Statements. . . . . . . . . . . . . . .  7

(c) Exhibit

  2.1* Agreement of Merger, dated September 10, 1992, between GTE California Incorporated and Contel of California, Inc. (Exhibit 2.1 of the Contel of California, Inc. 1993 Form 10-K. File No. 0-1245).


* Denotes exhibits incorporated herein by reference to previous filings with the Securities and Exchange Commission as designated.

           GTE CALIFORNIA INCORPORATED AND CONTEL OF CALIFORNIA, INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS


The following Unaudited Pro Forma Condensed Consolidating Balance Sheet as of September 30, 1996, gives effect to the proposed Merger as if it had occurred as of the balance sheet date. The following Unaudited Pro Forma Condensed Consolidating Statements of Income for the nine months ended September 30, 1996 and for the year ended December 31, 1995 give effect to the proposed Merger as if it had occurred at the beginning of the respective periods presented. The pro forma condensed consolidating financial statements give effect to the Merger as a "pooling of interests" for accounting purposes and should be read in conjunction with the historical financial statements and the related notes thereto contained in the Company's Annual Report on Form 10-K and Contel California's Annual Report on Form 10-K for the year ended December 31, 1995 and subsequent filings with the Securities and Exchange Commission. All material intercompany transactions have been eliminated in the pro forma statements.

The pro forma statements are presented for information purposes only and are not necessarily indicative of the operating results or financial position that would have occurred had the Merger been consummated at the dates indicated, nor are they necessarily indicative of future operating results or financial position. The costs to be incurred in connection with the Merger are not expected to be material.

Extraordinary Charges

On November 9, 1995, the Company and Contel California announced through their parent, GTE Corporation, that in response to enacted and pending legislation and the increasingly competitive environment in which the Company and Contel California expect to operate, effective January 1, 1996, the Company and Contel California discontinued the use of Statement of Accounting Standards No. 71 "Accounting for the Effects of Certain Types of Regulation" (FAS 71). As a result of this decision, the Company and Contel California recorded non-cash, extraordinary charges of approximately $583.2 and $127.6 million after taxes during the fourth quarter of 1995, respectively. These charges primarily represented a reduction in the net book value of telephone plant and equipment through an increase in accumulated depreciation. The amounts of the charges were based on an analysis of discounted cash flows expected to be generated by the embedded telephone plant and equipment over their remaining economic lives.

In addition, the Company redeemed, prior to stated maturity, $75 million of its long-term debt. This redemption resulted in an after-tax extraordinary charge of $0.2 million.

       PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS (UNAUDITED)
                PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET
                           As of  September 30, 1996
                             (Thousands of Dollars)



                                                             GTE            Contel        Surviving
                                                          California      California     Corporation
                                                         ------------      ----------    ------------
                           ASSETS
                           ------
CURRENT ASSETS
   Receivables - net                                     $    574,683      $   91,132    $    665,815
   Other current assets                                       121,961           4,553         126,514
                                                         ------------      ----------    ------------
      Total current assets                                    696,644          95,685         792,329
                                                         ------------      ----------    ------------
PROPERTY, PLANT AND EQUIPMENT, at cost                      8,684,382         941,340       9,625,722
   Accumulated depreciation                               (5,197,598)       (661,019)     (5,858,617)
                                                         ------------      ----------    ------------
      Total property, plant and equipment,net               3,486,784         280,321       3,767,105

OTHER ASSETS, primarily employee benefit plans                550,443          20,963         571,406
                                                         ------------      ----------    ------------
Total assets                                             $  4,733,871      $  396,969    $  5,130,840
                                                         ============      ==========    ============

         LIABILITIES AND SHAREHOLDERS' EQUITY
         ------------------------------------
CURRENT LIABILITIES
   Accounts payable                                      $    146,453      $   15,508    $    161,961
   Other current liabilities                                  853,191          51,929         905,120
                                                         ------------      ----------    ------------
      Total current liabilities                               999,644          67,437       1,067,081
                                                         ------------      ----------    ------------
   Long-term debt                                           1,265,094          80,000       1,345,094
   Deferred income taxes                                      301,780           4,795         306,575
   Other liabilities                                          552,533          80,911         633,444
                                                         ------------      ----------    ------------
      Total liabilities                                     3,119,051         233,143       3,352,194
                                                         ------------      ----------    ------------
SHAREHOLDERS' EQUITY:
   Preferred stock                                             81,866              --          81,866
   Common shareholder's equity                              1,532,954         163,826       1,696,780
                                                         ------------      ----------    ------------
      Total shareholders' equity                            1,614,820         163,826       1,778,646
                                                         ------------      ----------    ------------
Total liabilities and shareholders' equity               $  4,733,871      $  396,969    $  5,130,840
                                                         ============      ==========    ============



See Notes to Pro Forma Condensed Consolidating Financial Statements.

       PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS (UNAUDITED)
             PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF INCOME
                      Nine Months Ended September 30, 1996
                             (Thousands of Dollars)



                                                              GTE            Contel        Surviving
                                                          California       California     Corporation
                                                          -----------      ----------     -----------
REVENUES AND SALES
   Local services                                        $    899,942      $  106,422     $ 1,006,364
   Network access services                                    557,166          88,071         645,237
   Toll services                                              329,339          39,373         368,712
   Other services and sales                                   255,210          23,447         278,657
                                                         ------------      ----------     -----------
      Total revenues and sales                              2,041,657         257,313       2,298,970
                                                         ------------      ----------     -----------
OPERATING COSTS AND EXPENSES
   Cost of services and sales                                 724,704          81,368         806,072
   Selling, general and administrative                        337,539          25,339         362,878
   Depreciation and amortization                              456,490          45,437         501,927
                                                         ------------      ----------     -----------
      Total operating costs and expenses                    1,518,733         152,144       1,670,877
                                                         ------------      ----------     -----------
OPERATING INCOME                                              522,924         105,169         628,093

OTHER (INCOME) EXPENSE
   Interest - net                                              68,200           5,834          74,034
   Other - net                                                 (1,129)              --         (1,129)
                                                         ------------      ----------     -----------
INCOME BEFORE INCOME TAXES                                    455,853          99,335         555,188
   Income taxes                                               177,918          43,704         221,622
                                                         ------------      ----------     -----------
NET INCOME                                               $    277,935      $   55,631     $   333,566
                                                         ============      ==========     ===========





See Notes to Pro Forma Condensed Consolidating Financial Statements.

       PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS (UNAUDITED)
             PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF INCOME
                          Year Ended December 31, 1995
                             (Thousands of Dollars)





                                                             GTE            Contel        Surviving
                                                          California      California     Corporation
REVENUES AND SALES
   Local services                                        $  1,253,896      $  149,205     $ 1,403,101
   Network access services                                    708,745         103,825         812,570
   Toll services                                              448,796          61,854         510,650
   Other services and sales                                   389,896          28,599         418,495
                                                         ------------      ----------     -----------
      Total revenues and sales                              2,801,333         343,483       3,144,816
                                                         ------------      ----------     -----------
OPERATING COSTS AND EXPENSES
   Cost of services and sales                               1,076,787         121,841       1,198,628
   Selling, general and administrative                        527,813          55,663         583,476
   Depreciation and amortization                              602,998          69,496         672,494
                                                         ------------      ----------     -----------
      Total operating costs and expenses                    2,207,598         247,000       2,454,598
                                                         ------------      ----------     -----------
OPERATING INCOME                                              593,735          96,483         690,218

   Interest - net                                             100,910          10,913         111,823
                                                         ------------      ----------     -----------
INCOME BEFORE INCOME TAXES                                    492,825          85,570         578,395
   Income taxes                                               199,703          35,831         235,534
                                                         ------------      ----------     -----------
INCOME BEFORE EXTRAORDINARY CHARGES                           293,122          49,739         342,861
   Extraordinary charges (1)                                 (583,428)       (127,620)       (711,048)
                                                         ------------      ----------     -----------
NET LOSS                                                 $   (290,306)      $ (77,881)     $ (368,187)
                                                         ============      ==========     ===========





See Notes to Pro Forma Condensed Consolidating Financial Statements.

           GTE CALIFORNIA INCORPORATED AND CONTEL OF CALIFORNIA, INC.
   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS




(1) Represents the after-tax charge related to the discontinuance of FAS 71 recorded in the fourth quarter of 1995 and an after-tax charge for the redemption of long-term debt prior to stated maturity.

(2) Reclassifications of prior year data have been made in the condensed consolidating financial statements, where appropriate, to conform to the 1996 presentation.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             GTE CALIFORNIA INCORPORATED
                                             ---------------------------
                                                    (Registrant)




Date:     December 20, 1996                    William M. Edwards, III
          -----------------                    -----------------------
                                               William M. Edwards, III

                                               Vice President - Controller
                                              (Principal Accounting Officer)